UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of Registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  June 30, 2023

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2023

Monetta Mutual Funds (No-Load)

Monetta Trust:
■  Monetta Fund
■  Monetta Young Investor Growth Fund

1-800-MONETTA	www.monetta.com

(This Page Intentionally Left Blank.)

TABLE OF CONTENTS

Letter to Shareholders	5

Performance Highlights
Monetta Fund	6
Monetta Young Investor Growth Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Young Investor Growth Fund	11

Financial Statements
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17

Notice to Shareholders	22

Privacy Policy	23

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Growth Fund that invests in underlying ETFs that track the S&P 500® Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Growth Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility than larger companies. Please refer to the Funds’ prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Past performance is not a guarantee of future results.

Monetta Financial Services, Inc. (“MFSI” or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, trustees and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity securities market. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity securities market. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

ADR – American Depositary Receipt

Earnings growth is not a measure of the Funds’ future performance.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contains this and other important information about the investment company, and may be obtained by calling 1-866-964-4683, or visiting www.monetta.com. Read it carefully before investing.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Letter to Shareholders (Unaudited)

2023 Semi-Annual Report

Dear Fellow Shareholders:

I am pleased to enclose your Fund’s semi-annual report for the six-month period ended June 30, 2023.

Coming off a miserable 2022—in which the S&P 500® Index of large U.S. stocks declined 18.11%—we saw one of the best first-half returns in years. For the six months ending June 30, the S&P 500® Index appreciated 16.89%. The rally was led primarily by the “Magnificent Seven” large-cap technology stocks: Apple, Amazon, Alphabet, Meta, Microsoft, NVIDA and Tesla. Investors expect these and other large tech firms to benefit from the artificial intelligence (AI) boom, which may improve manufacturing efficiencies and lower operating costs for all kinds of companies.

Other stocks didn’t perform as well. We saw significant divergence in performance across sectors and styles—and especially size. The 15 largest companies in the S&P 500® Index appreciated approximately 35%, while the median company was up approximately 4%. Last year’s winners, primarily in the value and defensive sectors, lagged market returns in 2023, as investors favored the growth stock sector. Across the board, stocks moved against a backdrop of generally low volatility.

The first-half rally basically climbed the “proverbial wall of worry” despite high inflation, rising interest rates, slowing consumer spending and increasing recession concerns. Global economic concerns also persisted, highlighted by no clear end to the Russia-Ukraine war, a lagging China economic recovery and increased trade tensions between the U.S. and China.

The U.S. economy has held up admirably well against the treacherous backdrop of a rising interest-rate environment. Job growth continues to be strong; consumer spending has remained solid and corporate earnings have generally surpassed expectations.

Second Half Outlook

As we enter the second half of the year, inflation appears to have peaked and now seems to be on a meaningful downward trajectory. The Fed may still decide to raise rates over the near term, but we appear to be in the final innings of its tightening cycle.

The market appears to be stuck in a sort of purgatory. Many investors are still preparing for an upcoming recession but keep pushing out their predictions by another few months. Other investors appear to have turned away from a severe recession scenario, favoring a softer landing or moderate economic recession. If the economy does, in fact, avoid a major downturn, corporate profitability expectations are likely to rise, leading to a broader range of stocks participating in a rally.

If history is any indication, the stock market’s strong first-half performance is likelier than not to spill over into the second half of the year. Since 1929, the S&P 500® Index climbed on average 4.3% in the second half of the year when it posted a return of at least 14% in the first six months.

The one major concern is the inverted yield curve (long-term interest rates lower than short-term rates). Historically, an inverted yield curve usually precedes an economic slowdown. Recently, the 3-month Treasury rate has averaged 5.33% — far higher than the 10-year average yield of 3.72%. The difference between those rates is the largest since 1981. As time passes, we believe the inverted yield curve could correct itself, as inflation subsides and economic growth stabilizes, prompting the Fed to lower interest rate levels. Monetary policy changes have historically been a key technical threshold for the start of a new bull market.

Turning to stock valuations, the single biggest surprise has been the resilience of corporate earnings. The biggest beneficiaries have been the mega-cap technology stocks. Some suggest that the next leg up for the market will be supported by the lagging value/defensive sectors. However, we believe these lagging sectors are generally more cyclical, with lower pricing power and higher interest rate sensitivity. Given that multiple expansion has been the main driver of performance year-to-date, we do not anticipate that the value/defensive stocks will expand significantly.

In fact, we believe the business cycle could decelerate in the second half of the year and therefore it will be more important than usual to monitor company guidance over the next few quarters.

For now, in the absence of a recession and given what appears to be a halt in the Fed’s interest rate increases, we believe that earnings will catch up with current valuation levels. This is consistent with the view that a broader spectrum of stocks could trend higher, propelling the overall market to resume its upward trend.

We see opportunities in sectors of the market such as artificial intelligence, electric vehicles, medical technology and rebuilding aging infrastructure.

We encourage investors to stay invested and avoid any attempt to “time the market.” Markets tend to move at the exact opposite time you expect them to. Market movements are not linear. It’s best to expect pullbacks and see corrections as potential buying opportunities.

Thank you for being a valued shareholder.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Performance Highlights (Unaudited)

Monetta Fund		Period ended June 30, 2023
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$743.6 billion	$68.36 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	16.79%	9.16%	9.30%	10.57%
S&P 500® Index	19.59%	14.60%	12.31%	12.86%
Total Annual Operating Expenses*	1.41%

* Source Prospectus dated April 30, 2023.  For the Fund’s current Expense Ratio, please refer to Page 15 of this Semi-Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and S&P 500® Index, for the 10-year period ended June 30, 2023, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Technology	43.1%
Financial	14.3%
Retail	12.1%
Consumer Cyclical	10.3%
Healthcare	8.6%
Consumer Staple	3.5%
Energy	2.6%
Capital Equipment	2.2%
Transportation	0.9%
Other(b)	2.4%

Top 5 Equity Holdings:

% of Net Assets
Apple, Inc.	9.1%
Alphabet, Inc. - CL C	6.7%
Amazon.com, Inc.	6.0%
Microsoft Corp.	6.0%
NVIDIA Corp.	4.3%
Total Top 5 Equity Holdings:	32.1%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Fund posted a strong performance gain of 20.17% for the six months ended June 30, 2023. The Fund exceeded the return of its benchmark index, the S&P 500® Index, which appreciated 16.89%.

The Fund’s strong outperformance was primarily due to its weightings in the large-cap technology sector. Specifically, the best performing security holdings included Apple, Inc., NVIDIA Corp., Amazon.com, Inc. and Alphabet Inc. –CL C, representing 9.08%, 4.33%, 6.01% and 6.72%, respectively, of the June 30, 2023 investment portfolio.

Detracting from Fund performance were holdings primarily in the Financial and Healthcare sectors—specifically, positions in UnitedHealth Group, Inc., Humana, Inc. and Goldman Sachs Group, Inc., representing 2.11%, 1.11% and 3.30%, respectively, of the June 30, 2023 portfolio.

The Fund liquidated positions in Marriott Intl., Inc., Walt Disney Co., IDEXX Laboratories, Inc. and Home Depot, Inc., primarily due to lowered growth expectations and declining relative price movement to the market. New positions initiated during the first half of the year included Activision Blizzard, Inc., Uber Technologies, Inc., and DraftKings, Inc., representing 1.23%, 1.26% and 1.24% of the June 30 portfolio.

As we enter the second half of the year, the markets appear to be pricing in a lower likelihood of a severe economic recession and the possibility of improving long-term growth expectations. Further near-term market upside may be temporarily constrained by already high Tech sector valuations and the prospect that interest rates will stay higher than markets are currently anticipating.

Much of the benchmark’s positive return this year is thanks to a relatively small number of stocks. As recession concerns subside, we expect market leadership to widen, which could benefit both the Tech and non-Tech parts of the market. Two key variables to monitor are the inflationary levels and the direction of interest rates.

Performance Highlights (Unaudited)

Monetta Young Investor Growth Fund		Period ended June 30, 2023
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long Term Capital Growth	$1.3 trillion	$37.03 million

PERFORMANCE:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Young Investor
Growth Fund	19.72%	10.97%	10.15%	11.58%
S&P 500® Index	19.59%	14.60%	12.31%	12.86%
Total Annual Operating Expenses*	1.49%

* Source Prospectus dated April 30, 2023.  Expense ratio of 1.49% includes Acquired Fund Fees and Expenses of 0.04%.  For the Fund’s current Expense Ratio, please refer to Page 16 of this Semi-Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Growth Fund and the S&P 500® Index, for the 10-year period ended June 30, 2023, with dividend and capital gains reinvested.

Portfolio Weightings(a):

Exchange Traded Funds	47.2%
Technology	23.2%
Financial	9.3%
Retail	9.2%
Consumer Cyclical	4.9%
Healthcare	1.7%
Capital Equipment	1.0%
Other(c)	3.5%

Top 5 Equity Holdings(b):

% of Net Assets
Apple, Inc.	9.7%
Amazon.com, Inc.	7.0%
Alphabet, Inc. - CL C	6.5%
JPMorgan Chase & Co.	5.1%
Microsoft Corp.	4.6%
Total Top 5 Equity Holdings:	32.9%

(a)	Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.
(b)	Excludes Exchange Traded Funds.
(c)	Includes Money Market Funds and liabilities in excess of other assets.

Commentary

The Monetta Young Investor Fund posted a solid first half performance of 22.72%. This compared favorably to the return of its benchmark index, S&P 500® Index, which appreciated 16.89%.

The Fund benefited from the benchmark’s strong performance, thanks to approximately half the portfolio invested in exchange traded funds (ETFs). The Fund’s outperformance came as a result of investments within the actively managed half of the portfolio, particularly from investments in the large-cap technology sector.

Specific holdings that enhanced Fund performance included Apple, Inc., Amazon.com, Inc., Microsoft Corp. and Netflix, Inc., representing 9.69%, 7.04%, 4.60% and 2.38%, respectively, of the June 30, 2023 investment portfolio. Detracting from Fund performance were holdings in Walt Disney Co., Schlumberger Ltd. and UnitedHealth Group, Inc. Walt Disney Co. and Schlumberger Ltd. were sold while UnitedHealth Group, Inc. was trimmed to 1.30% of the month-end portfolio.

New positions initiated during the first half of the year included Tesla, Inc., Shopify, Inc., Charles Schwab Corp. and DraftKings, Inc., representing 2.12%, 0.42%, 0.43% and 0.43% of the June 30 portfolio. Positions were trimmed in Costco Wholesale Corp., MasterCard, Inc. and JP Morgan Chase & Co. to 2.18%, 3.72% and 5.11% of the June 30, 2023 portfolio.

The second-half market performance may be marked by less drama and milder returns for investors. Most of this year’s market advance was narrow, tech-led and focused on large companies. In general, the greater the number of stocks that advance, the more support the market has, possibility leading to a start of a new bull market.

If the market advances higher, we expect market breath to widen. In that case, we believe the Fund will benefit from its diversified holdings in ETFs that match the return of the overall market. However, major headwinds that could restrict further market advances include stubbornly high inflationary levels, higher interest rates and a decelerating corporate earnings outlook.

Disclosure of Fund Expenses (Unaudited)	Period Ended June 30, 2023

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense (Monetta Young Investor Growth Fund); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2023 - June 30, 2023.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian, and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	1/1/23	6/30/23	1/1/23-6/30/23	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,201.70	$7.92	1.45%
Monetta Young Investor Growth Fund	1,000.00	1,227.20	9.00	1.63%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,017.60	$7.25	1.45%
Monetta Young Investor Growth Fund	1,000.00	1,016.71	8.15	1.63%

(a)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Schedule of Investments (Unaudited)	June 30, 2023

Monetta Fund

COMMON STOCKS - 97.6%
NUMBER OF SHARES		VALUE
Capital Equipment - 2.2%
Aerospace & Defense-1.1%
3,400	Boeing Co. *	$717,944

Machinery-Miscellaneous-1.1%
12,000	Ingersoll Rand, Inc.	784,320

Consumer Cyclical - 10.3%
Apparel Manufacturing-1.0%
6,000	NIKE, Inc. - CL B	662,220

Automobile-1.8%
4,800	Tesla, Inc. *	1,256,496

Housing-1.1%
6,000	Lennar Corp. - CL A	751,860

Leisure Service-6.4%
32,000	DraftKings, Inc. *	850,240
4,300	Netflix, Inc. *	1,894,107
12,000	Roku, Inc. *	767,520
20,000	Uber Technologies, Inc. *	863,400
		4,375,267

Consumer Staple - 3.5%
Beverage-Non-Alcoholic-0.8%
10,000	Monster Beverage Corp. *	574,400

Food-1.2%
7,000	Lamb Weston
	Holdings, Inc.	804,650

Soap & Cleaning Preparations-1.5%
5,500	Ecolab, Inc.	1,026,795

Energy - 2.6%
Oil & Gas-Exploration & Production-1.3%
15,000	Occidental
	Petroleum Corp.	882,000

Oil & Gas-Integrated-1.3%
8,500	Exxon Mobil Corp.	911,625

Financial - 14.3%
Bank-Money Center-6.5%
7,000	Goldman Sachs
	Group, Inc.	2,257,780
15,000	JPMorgan Chase & Co.	2,181,600
		4,439,380

Brokerage & Investment Management-1.5%
18,000	Charles Schwab Corp.	1,020,240

Finance-Miscellaneous-6.3%
5,000	American Express Co.	871,000
7,000	MasterCard, Inc. - CL A	2,753,100
14,000	Nasdaq, Inc.	697,900
		4,322,000

Healthcare - 8.6%
Healthcare-Biomedical/Genetic-2.7%
3,300	Biogen, Inc. *	940,005
2,500	Vertex
	Pharmaceuticals, Inc. *	879,775
		1,819,780
Healthcare-Drug/Diversified-1.3%
5,200	Zoetis, Inc.	895,492

Healthcare-Patient Care-4.6%
3,000	HCA Healthcare, Inc.	910,440
1,700	Humana, Inc.	760,121
3,000	UnitedHealth Group, Inc.	1,441,920
		3,112,481

Retail - 12.1%
Retail-Major Chain-2.4%
3,000	Costco Wholesale Corp.	1,615,140

Retail-Restaurant-2.8%
500	Chipotle Mexican
	Grill, Inc. *	1,069,500
8,500	Starbucks Corp.	842,010
		1,911,510

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2023

Monetta Fund (Continued)

NUMBER OF SHARES		VALUE

Retail-Specialty-6.9%
31,500	Amazon.com, Inc. *	$4,106,340
1,300	Ulta Beauty, Inc. *	611,774
		4,718,114

Technology - 43.1% #
Computer Data Storage-9.1%
32,000	Apple, Inc.	6,207,040

Computer-Service-1.2%
2,700	Accenture PLC	833,166

Computer-Software-16.4%
10,000	Activision Blizzard, Inc. *	843,000
2,400	Adobe Systems, Inc. *	1,173,576
17,000	Cisco Systems, Inc.	879,580
5,500	Crowdstrike
	Holdings, Inc. *	807,785
12,000	Microsoft Corp.	4,086,479
4,500	Salesforce, Inc. *	950,670
1,700	ServiceNow, Inc. *	955,349
12,000	Shopify, Inc. *	775,200
7,000	Splunk, Inc. *	742,630
		11,214,269
Electronic-Semiconductor-8.4%
10,000	Advanced Micro
	Devices, Inc. *	1,139,100
1,000	Broadcom, Inc.	867,430
24,000	Intel Corp.	802,560
7,000	NVIDIA Corp.	2,961,140
		5,770,230
Internet-8.0%
38,000	Alphabet, Inc. - CL C *	4,596,860
3,000	Meta Platforms,
	Inc. - CL A *	860,940
		5,457,800

Transportation - 0.9%
Transportation Service-0.9%
5,200	Expeditors International
	of Washington, Inc.	629,876

Total Common Stocks
(Cost $35,407,956)		66,714,095

MONEY MARKET FUNDS - 2.5%
	First American
	Government
	Obligations Fund -
1,705,522	Class X, 5.01%^	1,705,522

Total Money Market Funds
(Cost $1,705,522)		1,705,522

Total Investments
(Cost $37,113,478) - 100.1%		68,419,617

Liabilities in Excess
of Other Assets - (0.1)%		(59,530)

TOTAL NET ASSETS - 100.0%		$68,360,087

*	Non-Income Producing.

PLC - Public Limited Company

#	As of June 30, 2023, the Fund had a significant portion of its assets invested in this sector. See Note 6 in Notes to Financial Statements.

^	Rate shown is the seven day effective yield at June 30, 2023.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2023

Monetta Young Investor Growth Fund

COMMON STOCKS - 49.3%
NUMBER OF SHARES		VALUE
Capital Equipment - 1.0%
Aerospace & Defense-1.0%
1,700	Boeing Co. *	$358,972

Consumer Cyclical - 4.9%
Automobile-2.1%
3,000	Tesla, Inc. *	785,310

Leisure Service-2.8%
6,000	DraftKings, Inc. *	159,420
2,000	Netflix, Inc. *	880,980
		1,040,400

Financial - 9.3%
Bank-Money Center-5.1%
13,000	JPMorgan Chase & Co.	1,890,720

Brokerage & Investment Management-0.5%
2,800	Charles Schwab Corp.	158,704

Finance-Miscellaneous-3.7%
3,500	MasterCard, Inc. - CL A	1,376,550

Healthcare - 1.7%
Healthcare-Patient Care-1.3%
1,000	UnitedHealth Group, Inc.	480,640

Healthcare-Product-0.4%
1,600	Edwards
	Lifesciences Corp. *	150,928

Retail - 9.2%
Retail-Major Chain-2.2%
1,500	Costco Wholesale Corp.	807,570

Retail-Specialty-7.0%
20,000	Amazon.com, Inc. *	2,607,200

Technology - 23.2%
Computer Data Storage-9.7%
18,500	Apple, Inc.	3,588,445

Computer-Software-5.0%
5,000	Microsoft Corp.	1,702,700
2,400	Shopify, Inc. *	155,040
		1,857,740
Electronic-Semiconductor-1.5%
5,000	Advanced Micro
	Devices, Inc. *	569,550

Internet-7.0%
20,000	Alphabet, Inc. - CL C *	2,419,400
600	Meta Platforms,
	Inc. - CL A *	172,188
		2,591,588
Total Common Stocks
(Cost $5,316,927)		18,264,317

EXCHANGE TRADED FUNDS - 47.2%
27,000	SPDR S&P 500 Trust (a)	11,968,560
13,500	Vanguard S&P 500	5,498,280
Total Exchange Traded Funds
(Cost $7,094,368)		17,466,840

MONEY MARKET FUNDS - 3.6%
	First American
	Government
	Obligations Fund -
1,345,491	Class X, 5.01%^	1,345,491

Total Money Market Funds
(Cost $1,345,491)		1,345,491

Total Investments
(Cost $13,756,786) - 100.1%		37,076,648

Liabilities in Excess
of Other Assets - (0.1)%		(42,867)

TOTAL NET ASSETS - 100.0%		$37,033,781

*	Non-Income Producing.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information of this security, including the financial statements, is available from the SEC’s EDGAR database at https://www.sec.gov/.

^	Rate shown is the seven day effective yield at June 30, 2023.

Industry classification provided by William O’Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities (Unaudited)	June 30, 2023

		Monetta Young
		Investor Growth
	Monetta Fund	Fund
Assets:
Investments at value(a)	$68,419,617	$37,076,648
Receivables:
Interest and dividends	23,233	71,405
Fund shares sold	650	9,207
Prepaid expenses	14,530	12,726
Total Assets	68,458,030	37,169,986

Liabilities:
Payables:
Investment advisory fees (Note 2)	52,449	16,450
Distribution expense (Note 5)	—	45,311
Fund shares redeemed	—	28,981
Accrued transfer agent fees	13,879	16,912
Accrued audit fees	9,851	9,249
Accrued fund administration fees	6,476	6,223
Accrued accounting fees	5,178	5,017
Accrued trustee fees	4,978	3,364
Accrued compliance fees	806	1,257
Accrued other expenses	4,326	3,441
Total Liabilities	97,943	136,205
Net Assets	$68,360,087	$37,033,781

Analysis of net assets:
Paid-in capital	41,246,956	11,491,747
Total distributable earnings	27,113,131	25,542,034
Net Assets	$68,360,087	$37,033,781

(a) Investments at cost	$37,113,478	$13,756,786

Shares of beneficial interest issued outstanding	3,027,384	2,184,207

Net asset value, offering price and redemption price per share	$22.58	$16.96

The accompanying notes are an integral part of these financial statements.

Statements of Operations (Unaudited)	For The Six Month Period Ended
June 30, 2023

		Monetta Young
		Investor Growth
	Monetta Fund	Fund
Investment income and expenses:
Investment income:
Interest	$90,347	$11,646
Dividends	252,609	194,949
Total investment income	342,956	206,595

Expenses:
Investment advisory fees (Note 2)	296,855	93,718
Distribution expense (Note 5)	—	42,599
Transfer agent fees	50,604	53,336
Administration fees	20,914	20,555
Accounting fees	16,375	15,832
Compliance fees	13,493	8,145
State registration fees	13,080	13,199
Trustee fees	10,659	6,332
Audit fees	8,852	9,248
Legal fees	7,670	4,689
Custodian fees	5,034	3,900
Printing and postage fees	3,900	3,275
Other expenses	2,285	2,302
Insurance fees	1,892	1,086
Total expenses	451,613	278,216
Net investment loss	(108,657)	(71,621)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(705,181)	2,305,534
Net change in unrealized appreciation/depreciation of investments	12,430,135	4,836,381
Net realized and unrealized gain on investments	11,724,954	7,141,915
Net increase in net assets from operations	$11,616,297	$7,070,294

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Six Month Period Ended June 30, 2023
and Year Ended December 31, 2022

			Monetta Young
	Monetta Fund		Investor Growth Fund
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
Operations:
Net investment loss	$(108,657)	$(191,451)	$(71,621)	$(90,313)
Net realized gain (loss) on investments	(705,181)	(3,290,849)	2,305,534	452,702
Net change in unrealized appreciation/
depreciation of investments	12,430,135	(19,808,282)	4,836,381	(12,860,621)
Net increase (decrease) in net
assets from operations	11,616,297	(23,290,582)	7,070,294	(12,498,232)

Distributions:
Total distributions to shareholders	—	(4,496,942)	—	(2,542,222)

Capital transactions (Note 3):
Proceeds from shares sold	168,390	400,177	418,673	1,021,277
Net asset value of shares issued
through dividend reinvestment	—	4,260,657	—	2,451,719
Cost of shares redeemed	(1,795,843)	(2,796,399)	(2,508,160)	(7,853,482)

Increase (Decrease) in net assets
from capital transactions	(1,627,453)	1,864,435	(2,089,487)	(4,380,486)

Total increase (decrease)
in net assets	9,988,844	(25,923,089)	4,980,807	(19,420,940)

Net assets at beginning of period	58,371,243	84,294,332	32,052,974	51,473,914

Net assets at end of period	$68,360,087	$58,371,243	$37,033,781	$32,052,974

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	June 30, 2023		December 31,	December 31,	December 31,	December 31,	December 31,
throughout the periods:	(Unaudited)		2022	2021	2020	2019	2018

Net asset value at
beginning of period	$18.79		$28.09	$26.77	$21.58	$16.82	$18.89

Investment Operations:
Net investment loss(a)	(0.04)		(0.06)	(0.27)	(0.13)	(0.04)	(0.06)
Net realized and unrealized
gain (loss) on investments	3.83		(7.69)	5.18	6.41	4.80	(0.44)

Total from
investment operations	3.79		(7.75)	4.91	6.28	4.76	(0.50)

Less Distributions:
From net investment income	—		—	—	—	—	—
From net realized gains	—		(1.55)	(3.59)	(1.09)	—	(1.57)

Total distributions	—		(1.55)	(3.59)	(1.09)	—	(1.57)

Net asset value at
end of period	$22.58		$18.79	$28.09	$26.77	$21.58	$16.82

Total return	20.17	%(b)	-27.93%	17.83%	29.41%	28.30%	-3.36%
Ratios to average net assets:
Expense Ratio	1.45	%(c)	1.41%	1.33%	1.37%	1.40%	1.37%
Net investment loss	(0.35	)%(c)	(0.28)%	(0.93)%	(0.58)%	(0.20)%	(0.31)%
Portfolio turnover	32.8	%(b)	85.9%	55.2%	60.5%	61.8%	128.8%
Net assets (in thousands)	$68,360		$58,371	$84,294	$75,840	$62,348	$52,811

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Growth Fund

	Six Months
	Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
For a share outstanding	June 30, 2023		December 31,	December 31,	December 31,		December 31,	December 31,
throughout the periods:	(Unaudited)		2022	2021	2020		2019	2018

Net asset value at
beginning of period	$13.82		$20.10	$19.90	$22.96		$18.64	$24.00

Investment Operations:
Net investment
income (loss)(a)	(0.03)		(0.04)	(0.10)	(0.01)		0.05	0.06
Net realized and unrealized
gain (loss) on investments	3.17		(5.09)	4.67	4.33		5.96	(0.94	)(g)

Total from
investment operations	3.14		(5.13)	4.57	4.32		6.01	(0.88)

Less Distributions:
From net investment income	—		—	—	(0.00	)(b)	(0.06)	(0.07)
From net realized gains	—		(1.15)	(4.37)	(7.38)		(1.63)	(4.41)

Total distributions	—		(1.15)	(4.37)	(7.38)		(1.69)	(4.48)

Net asset value at
end of period	$16.96		$13.82	$20.10	$19.90		$22.96	$18.64

Total Return	22.72	%(e)	-25.79%	22.87%	20.47%		32.58%	-5.30%
Ratios to average net assets:
Expense Ratio(c)	1.63	%(f)	1.45%	1.33%	1.31%		1.26%	1.17%
Net investment
income(loss)(c)(d)	(0.42	)%(f)	(0.23)%	(0.44)%	(0.06)%		0.23%	0.23%
Portfolio turnover	4.3	%(e)	11.3%	6.8%	13.1%		6.7%	28.1%
Net assets (in thousands)	$37,034		$32,053	$51,474	$55,311		$75,654	$77,640

(a)	The per share amounts are calculated using the weighted average number of shares outstanding during the period.
(b)	Rounds to zero.
(c)	The ratios of expenses and net investment income do not include the Fund’s proportionate share of expense and income of the underlying investment companies in which it invests.
(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which it invests.
(e)	Not annualized.
(f)	Annualized.
(g)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (Unaudited)	June 30, 2023

1.	SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Growth Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (“ETFs”) and other funds seeking to track the S&P 500® Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Monetta Fund and the Monetta Young Investor Growth Fund are each a diversified series with their own investment objectives and policies with the Trust.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(a)	Securities Valuation

Equity securities, including American Depositary Receipts (“ADR”s) and ETFs are stated at fair value, based on the official closing price as of the time of valuation.  If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation.  Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

The Board has adopted a pricing and valuation policy for use by the Funds and its Valuation Designee (as defined below) in calculating the Fund’s NAVs.  Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated the Adviser as their “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5.  The Valuation Designee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Notes to Financial Statements (Unaudited) (continued)	June 30, 2023

(b)	Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)	General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Any distributions received from investments in ETFs which represent long-term capital gains are recorded by the Funds as a realized gain.

(d)	Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. As of and during the period ended June 30, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2023, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2023, the Funds did not incur any interest and penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2019.

The Funds will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2022, the Monetta Fund had a non-expiring short-term capital loss carryforward of $3,290,849.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2022, the Young Investor Growth Fund had post October losses of $11,741, which were realized after October 31, 2022 and deferred for tax purposes to January 1, 2023.

(f)	Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under U.S. GAAP, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

As of December 31, 2022, the Funds’ last completed fiscal year, the components of distributable earnings on a tax basis were as follows:

	Monetta	Monetta Young
	Fund	Investor Growth Fund
Undistributed Ordinary Income	$—	$—
Undistributed Long-Term Capital Gain	—	—
Net Unrealized Appreciation	18,787,683	18,483,481
Other Accumulated Losses	(3,290,849)	(11,741)
Total Distributable Earnings	$15,496,834	$18,471,740

Notes to Financial Statements (Unaudited) (continued)	June 30, 2023

The tax character of distributions paid during the period ended June 30, 2023 and the calendar year ended December 31, 2022 were as follows:

	Monetta	Monetta Young
	Fund	Investor Growth Fund
2023
Ordinary Income*	$—	$—
Long-Term Capital Gain	—	—
Total Distributions to Shareholders	$—	$—

	Monetta	Monetta Young
	Fund	Investor Growth Fund
2022
Ordinary Income*	$—	$—
Long-Term Capital Gain	4,496,942	2,542,222
Total Distributions to Shareholders	$4,496,942	$2,542,222
* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

(g)	Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of each Fund’s investments. The inputs are summarized in the three broad Levels listed below.

• Level 1 -	quoted prices in active markets for identical investments;

• Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each respective Fund’s investments at June 30, 2023, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	Level 1	Level 2	Level 3	Total
Monetta Fund
Common Stocks	$66,714,095	$—	$—	$66,714,095
Money Market Funds	$1,705,522	$—	$—	$1,705,522
FUND TOTAL	$68,419,617	$—	$—	$68,419,617
Monetta Young Investor Growth Fund
Common Stocks	$18,264,317	$—	$—	$18,264,317
Exchange Traded Funds	$17,466,840	$—	$—	$17,466,840
Money Market Funds	$1,345,491	$—	$—	$1,345,491
FUND TOTAL	$37,076,648	$—	$—	$37,076,648

Refer to each Fund’s Schedule of Investments for further information on the classification of investments.

Notes to Financial Statements (Unaudited) (continued)	June 30, 2023

2.	RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. As of and for the period ended June 30, 2023, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Funds.

Each Fund pays the Adviser a monthly investment advisory fee, based upon the average net assets of each Fund, which is calculated and accrued daily.

The Monetta Fund pays the Adviser based on an annual rate of 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million. The Monetta Young Investor Growth Fund pays the Adviser based on an annual rate of 0.55% on all net assets. From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

3.	CAPITAL STOCK AND SHARE UNITS:
There is an unlimited number of “no par value” shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Young
	Fund	Investor Growth Fund
2022 Beginning Shares	3,000,548	2,561,116
Shares sold	17,557	60,162
Shares issued upon dividend reinvestment	213,139	169,084
Shares redeemed	(124,179)	(470,508)
Net increase (decrease) in shares outstanding	106,517	(241,262)
2023 Beginning Shares	3,107,065	2,319,854
Shares sold	8,292	27,610
Shares issued upon dividend reinvestment	—	—
Shares redeemed	(87,973)	(163,257)
Net decrease in shares outstanding	(79,681)	(135,647)
2023 Ending Shares	3,027,384	2,184,207

4.	PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six months ended June 30, 2023, excluding short-term securities were:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$—	$—	$19,553,625	$19,742,404
Monetta Young Investor Growth Fund	—	—	1,468,523	4,457,449

5.	DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the participating Fund to pay certain expenses associated with the distribution of its shares. Annual fees under the Plan up to 0.25% of the average daily net assets for the Monetta Young Investor Growth Fund are accrued daily.

6.	SECTOR RISK:

As of June 30, 2023, the Monetta Fund had a significant portion of its assets invested in the technology sector. The technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

Notes to Financial Statements (Unaudited) (continued)	June 30, 2023

7.	ETF RISK:

As of June 30, 2023, the Monetta Young Investor Growth Fund had a significant portion of its assets invested in ETFs. ETFs are bought and sold on a securities exchange. An ETF trades like a common stock and often represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Notice to Shareholders (Unaudited)	June 30, 2023

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at https://www.sec.gov/.

Availability of Fund Portfolio Information

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at https://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. For more information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-MONETTA.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Information about the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Funds’ Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

PRIVACY POLICY (Unaudited)

In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

• information that you provide us on applications and other forms;
• information that we generate to service your account, such as account statements; and
• information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant’s who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date    September 5, 2023

By (Signature and Title)      /s/Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date    September 5, 2023